UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2019 (September 9, 2019)

STEWART INFORMATION SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd., Suite 100 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	STC	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on March 18, 2018, Stewart Information Services Corporation (“Stewart”), Fidelity National Financial, Inc. (“FNF”), A Holdco Corp. (“Merger Sub I”), and S Holdco LLC (“Merger Sub II” and, together with Merger Sub I, Stewart and FNF, the “Parties”) entered into an Agreement and Plan of Merger (as extended and together with all schedules and exhibits thereto, the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Stewart was to be acquired by FNF.

On, September 9, 2019, the Parties entered into a mutual Termination Agreement (the “Termination Agreement”), pursuant to which the Parties agreed to terminate the Merger Agreement, effective immediately. In connection with the termination of the Merger Agreement, FNF has agreed to pay the Reverse Termination Fee (as defined in the Merger Agreement) of $50 million in cash to Stewart on or before September 16, 2019.

The foregoing descriptions of the Merger Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as an exhibit to Stewart’s Current Report on Form 8-K filed on March 19, 2018, and the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 10, 2019, Stewart issued a news release announcing, among other things, the termination of the Merger Agreement and the entry into the Termination Agreement.

A copy of the news release is furnished with this Form 8-K as Exhibits 99.1 and is incorporated by reference herein. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated September 9, 2019, among Stewart Information Services Corporation, Fidelity National Financial, Inc., A Holdco Corp. and S Holdco LLC.
99.1	News release issued by Stewart Information Services Corporation dated September 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ David C. Hisey
David C. Hisey, Chief Financial Officer, Secretary, Treasurer

Date: September 10, 2019